                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 1998
                                                         -----------------



                                HAYES CORPORATION
             (Exact name of Registrant as specified in its charter)



           DELAWARE                       0-21697                52-1987873
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
       incorporation or                                      Identification No.)
         organization)



                           5854 PEACHTREE CORNERS EAST
                             NORCROSS, GEORGIA 30092
          (Address of principal executive offices, including zip code)
                                 (770) 840-9200
                 (Registrant's telephone number, including area


                -------------------------------------------------
                (Former name and former address from last report)

ITEM 5.           OTHER EVENTS

         On February 20, 1998, the Registrant and its wholly-owned subsidiary, Hayes Microcomputer Products, Inc. ("HMPI"), entered into Loan and Security Agreements with NationsCredit Commercial Corporation through its NationsCredit Commercial Funding Division (the "Lender") for a $42.5 million line of credit consisting of two term loans and a revolving credit facility that is expandable up to $50 million under certain conditions. The credit facility provides for interest at a rate of Prime plus .75% per annum.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits

         99.1 Loan and Security Agreement dated February 20, 1998 by and between the Lender and the Registrant.

         99.2 Corporate Guaranty dated February 20, 1998 by and between the Lender and the Registrant.

         99.3 Patent, Trademark and License Mortgage dated February 20, 1998 by and between the Lender and the Registrant.

         99.4 Loan and Security Agreement dated February 20, 1998 by and between the Lender and HMPI.

         99.5 Corporate Guaranty dated February 20, 1998 by and between the Lender and HMPI.

         99.6 Patent, Trademark and License Mortgage dated February 20, 1998 by and between the Lender and HMPI.

         99.7     Press Release.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HAYES CORPORATION


Date: April 24, 1998                      /s/ James A. Jones
                                          ----------------------------------
                                          James A. Jones, Vice President,
                                          Chief Financial Officer, Secretary
                                          and Treasurer
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Loan and Security Agreement dated February 20, 1998 by and between the Lender and the Registrant.

99.2           Corporate Guaranty dated February 20, 1998 by and between the Lender and the
               Registrant.

99.3           Patent, Trademark and License Mortgage dated February 20, 1998 by and between the Lender and the Registrant.

99.4           Loan and Security Agreement dated February 20, 1998 by and between the Lender and HMPI.

99.5           Corporate Guaranty dated February 20, 1998 by and between the Lender and HMPI.

99.6           Patent, Trademark and License Mortgage dated February 20, 1998 by and between the Lender and HMPI.

99.7           Press Release.